Exhibit 10.22

CONTRACT FOR PURCHASE AND SALE

OF VACANT LAND

THIS CONTRACT FOR PURCHASE AND SALE OF VACANT LAND (the “Contract”) is made and entered into as of March 1, 2013 by and between High Pointe, Inc., a Colorado corporation (“Seller”) and Venue at Arista, LLC, a Colorado Limited Liability Company (“Buyer”).

R E C I T A L S

A. Seller owns and/or has the right to purchase certain real property set forth on Exhibit A attached hereto and made a part hereof (the “Property”).

B. Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller, in accordance with the terms and conditions contained in this Contract.

A G R E E M E N T

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained in this Contract, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Parties, Buyer and Seller hereby agree as follows:

1.	PURCHASE AND SALE.

Subject to the terms and conditions set forth herein, Seller hereby agrees to sell and convey the Property to Buyer, and Buyer hereby agrees to acquire and purchase the Property from Seller. As used herein, “Property” shall include the real property described in Recital A above, together with all of Seller’s right, title and interest, if any, in and to all entitlements, easements, rights to adjacent streets, alleys and rights of way and related common area appurtenant to the Property. The deed to be delivered by Seller to Buyer at Closing shall contain the appropriate legal description of the Property.

2.	PURCHASE PRICE AND EARNEST MONEY DEPOSIT.

a.	The purchase price for the Property shall be as set forth on Exhibit A (the “Purchase Price”).

b.	Buyer shall not be required to deposit with Seller an Earnest Money Deposit.

3.	TITLE.

a. Seller represents and warrants to Buyer that at the Closing, Seller will have, and will convey to Buyer, good and marketable fee simple title to the Property subject to matters of record and matters shown on an accurate survey and building and zoning regulations.

4.	INSPECTION AND APPROVALS.

a. Buyer represents and warrants to Seller that it is an experienced buyer of real property such as the Property and that it has conducted such reviews, tests, studies and investigations (collectively, “Due Diligence”) it deems necessary in connection with its purchase of the Property. Furthermore, Buyer and Seller agree that, except for representations and warranties specifically set forth herein, Buyer is purchasing the Property “as-is”, “where-is” and based solely upon the results of the Due Diligence.

5.	NOTICE AND RIGHT TO CURE.

Each party shall be entitled to written notice of any default (other than the failure to pay money for which a ten (10) day notice shall be given) and shall have thirty (30) days from receipt of such notice to cure such default prior to the exercise of any remedy provided herein. Seller agrees to cooperate with Buyer in any and all attempts by Buyer to cure any default within the default cure period.

1

6.	CLOSING.

a. Buyer and seller shall consummate the acquisition of the Property in one transaction upon Seller’s notice to Buyer one day prior to Seller’s determination of the closing date but in no event later than March 31, 2013 (“Closing”).

b. At the Closing, Seller shall deliver to Buyer a bargain and sale deed conveying the Property and such other documents as may be required to consummate the transaction as approved by Buyer and possession of the Property.

c. At the Closing, Buyer shall deliver to Seller the Purchase Price for the Property, Buyer shall have option of paying the Purchase Price in cash or by delivery of a promissory note (the “Note”) in such amount in favor of Seller. If Buyer elects to provide the Note, it shall include a maturity date no later than July 1, 2013 (the “Maturity Date”) and an interest rate of one and one-half percent (1  1⁄2%), which amount shall be payable no later than the Maturity Date.

d. Ad valorem taxes and any Metropolitan District Assessments and Mill Levy for the then-current year shall not be prorated at the Closing, effective as of the date of Closing. All prior year taxes, if any, shall be the responsibility of buyer.

e. Buyer specifically waives the requirement of a title policy.

f. Buyer shall have the right, but not the obligation, to waive the failure of any condition and/or contingency for its benefit. Buyer shall have the right to terminate this Contract by written notice to Seller if, in Buyer’s reasonable determination, any condition precedent to Buyer’s obligation to consummate this transaction has become incapable or unlikely of being satisfied by the Closing. In such event, the parties shall have no further obligations or liabilities to the other.

7.	DEFAULT/TERMINATION.

a. If Seller fails to consummate this Contract for any reason except Buyer’s default, Buyer may (i) terminate the Contract, in which event neither party shall have any further obligations one to the other; or; (ii) enforce specific performance of this Contract, as its sole and exclusive remedies.

b. If Buyer fails to consummate this Contract due to Buyer’s default, and Seller have fulfilled all of its obligations pursuant to the Contract, Seller shall have the right to (i) terminate the contract, in which event neither party shall have any further obligations one to the other; (ii) enforce specific performance of this Contract; or (iii) bring suit for damages against Buyer.

8.	COMMISSION.

Seller and Buyer each hereby warrant and represent to the other that no brokers’, agents’, finders’ fees, commissions, or other similar fees are due or arising in connection with the entering into of this Contract, the sale and purchase of the Property, or the consummation of transactions contemplated herein.

9.	MISCELLANEOUS PROVISIONS.

a. Date of Contract. The term “date of this Contract” or “date hereof” or “effective date of this Contract” as used herein shall mean March 1, 2013.

b. Notices. Any notice or communication required or permitted hereunder shall be in writing and deemed to be delivered, whether actually received or not, (i) five (5) days after being deposited in the United States mail, postage fully prepaid, registered or certified mail, (ii) upon delivery if sent by hand delivery or by a nationally recognized overnight courier service; or (iii) if sent by fax, upon written confirmation from the sender’s fax that such transmission was successful, addressed to the intended recipient at the address on the signature page of this Contract. Any address for notice may be changed by prior written notice so given.

c. Interpretation. The parties hereto acknowledge and agree that each has been given the opportunity to independently review this Contract with legal counsel, and/or has the requisite experience and sophistication to

2

understand, interpret, and agree to the particular language of the provisions hereof. The parties have equal bargaining power, and intend the plain meaning of the provisions herein. In the event of an ambiguity in, or dispute regarding, the interpretation of same, the interpretation of this Contract shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman. This Contract shall be governed by the law of the State of Colorado in all respects including, but not limited to, validity, interpretation, construction, effect and jurisdiction. If any of the terms, covenants, conditions, obligations, or options created by this Contract shall be unlawful or void for violation of the rule against perpetuities or any analogous statutory provision, or any other statutory or common law rules imposing like or similar time limits, then such provision shall continue only for the period of the life or lives of the current Chief Executive Officer(s) of Buyer plus twenty-one years.

d. Attorneys’ Fees. If either party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover reasonable attorneys’ fees.

e. Integration. This Contract contains the complete agreement between the parties and cannot be varied except by the written agreement of the parties. The parties agree that there are no oral agreements, understandings, representations, or warranties which are not expressly set forth herein. This Contract may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A facsimile signature shall have the same effect as an original signature.

f. Survival. Any portion of this Contract, including, without limitation, Seller’s representations and warranties, will survive the Closing of this transaction as a continuing agreement by and between the parties.

g. Binding Effect. This Contract shall inure to the benefit of and bind the parties hereto and their respective heirs, representatives, successors, and assigns.

h. Assignment. Buyer will have the right to assign this Contract and its rights and obligations hereunder to an affiliate or related company prior to Closing without Seller’s consent.

IN WITNESS WHEREOF, the parties hereto have executed this Contract on the date(s) set forth below.

SELLER:	BUYER:

High Pointe, Inc. a Colorado corporation	Venue at Arista, LLC a Colorado limited liability company

BY	BY

Dale Francescon	Robert J. Francescon
PRINT NAME	PRINT NAME

President	CO - CEO
TITLE	TITLE

3

EXHIBIT A

Venue at Arista

See attached for legal description.	$1,395,000 Purchase Price

4

REMAINDER DESCRIPTION

SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2,

TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH P.M.

CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO.

PARCEL E:

A PARCEL OF LAND BEING A PORTION OF LOTS 1 AND 2, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 17 RECORDED AT RECEPTION NO. 2008002692 AND A PORTION OF LOTS 1 THROUGH 5, INCLUSIVE, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 18 RECORDED AT RECEPTION NO. 2008002693 OF THE RECORDS OF THE CITY AND COUNTY OF BROOMFIELD CLERK AND RECORDER, SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL OF LOTS 1 AND 2, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 17 RECORDED AT RECEPTION NO. 2008002692 AND ALL OF LOTS 1 THROUGH 5, INCLUSIVE, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 18 RECORDED AT RECEPTION NO. 2008002693 OF THE RECORDS OF THE CITY AND COUNTY OF BROOMFIELD CLERK AND RECORDER,

EXCEPTING THEREFROM PARCEL A:

A PARCEL OF LAND ENCOMPASSING THE EXTERIOR SKIN OF AN EXISTING BUILDING INCLUSIVE OF PATIOS AND BALCONIES, BEING A PORTION OF LOT 5 BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 18 RECORDED AT RECEPTION NO. 2008002693 OF THE RECORDS OF THE CITY AND COUNTY OF BROOMFIELD CLERK AND RECORDER, SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 5;

THENCE SOUTH 7’32’35” WEST, A DISTANCE OF 40.25 FEET TO A POINT ON THE EXTERIOR FACE OF SAID BUILDING AND THE POINT OF BEGINNING;

THENCE ALONG THE EXTERIOR FACE OF SAID BUILDING ALL OF THE FOLLOWING COURSES:

THENCE SOUTH 00’14’02” WEST, A DISTANCE OF 80.39 FEET;

THENCE NORTH 89’45’58” WEST, A DISTANCE OF 0.50 FEET;

THENCE SOUTH 00’14’02’’ WEST, A DISTANCE OF 11.30 FEET;

THENCE NORTH 89’45’58” WEST, A DISTANCE OF 27.42 FEET;

THENCE SOUTH 00’14’02” WEST, A DISTANCE OF 4.29 FEET;

THENCE NORTH 89’45’58” WEST, A DISTANCE OF 4.58 FEET;

THENCE NORTH 00’14’02” EAST, A DISTANCE OF 4.29 FEET;

THENCE NORTH 89’45’58” WEST, A DISTANCE OF 3.08 FEET;

THENCE NORTH 00’14’02” EAST, A DISTANCE OF 67.34 FEET;

THENCE NORTH 44’45’58” WEST, A DISTANCE OF 29.50 FEET;

THENCE NORTH 89’45’58” WEST, A DISTANCE OF 67.34 FEET;

THENCE NORTH 00’14’02” EAST, A DISTANCE OF 35.08 FEET;

THENCE SOUTH 89’45’58” EAST, A DISTANCE OF 11.30 FEET;

THENCE NORTH 00’14’02” EAST, A DISTANCE OF 0.50 FEET;

THENCE SOUTH 89’45’58” EAST, A DISTANCE OF 80.39 FEET;

THENCE SOUTH 00’14’02” WEST, A DISTANCE OF 3.72 FEET;

THENCE SOUTH 44’45’58” EAST, A DISTANCE OF 40.12 FEET;

THENCE SOUTH 89’45’58” EAST, A DISTANCE OF 3.72 FEET TO THE POINT OF BEGINNING.

CONTAINING 7,141 SQUARE FEET OR 0.16 ACRES, MORE OR LESS.

EXCEPTING THEREFROM PARCEL B:

A PARCEL OF LAND ENCOMPASSING THE EXTERIOR SKIN OF AN EXISTING BUILDING INCLUSIVE OF PATIOS AND BALCONIES, BEING A PORTION OF LOT 5, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 18 RECORDED AT RECEPTION NO. 2008002693 OF THE RECORDS OF THE CITY AND COUNTY OF BROOMFIELD CLERK AND RECORDER, SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 5:

THENCE SOUTH 40’27’04” WEST, A DISTANCE OF 129.45 FEET TO A POINT ON THE EXTERIOR FACE OF SAID BUILDING AND THE POINT OF BEGINNING;

THENCE ALONG THE EXTERIOR FACE OF SAID BUILDING ALL OF THE FOLLOWING COURSES:

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 18.04 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 3.83 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 12.33 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 4.63 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 10.58 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 4.63 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 24.92 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 4.63 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 10.58 FEET;

[ILLEGIBLE]

DATE	REVISION COMMENTS	Century Communities	VENUE AT ARISTA DESCRIPTION	HARRIS KOCHER SMITH [ILLEGIBLE] 1391 Speer Blvd. Suite 390 Denver, Colorado 80204 [ILLEGIBLE]	[ILLEGIBLE]
11-15-11	EXCEPTION

[ILLEGIBLE] 1 [ILLEGIBLE]

REMAINDER DESCRIPTION

SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2,

TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH P.M.

CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO.

PARCEL E (CONT.):

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 4.63 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 12.33 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 3.83 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 18.04 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 1.13 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 3.46 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 1.08 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 0.41 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 10.08 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 0.99 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 12.67 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 1.50 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 2.96 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 1.50 FEET;

THENCE SOUTH 89’54’l6” WEST, A DISTANCE OF 13.50 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 7.71 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 9.17 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 29.21 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 5.00 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 4.71 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 3.00 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 7.46 FEET;

THENCE SOUTH 89’54’l6” WEST, A DISTANCE OF 3.63 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 7.33 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 0.38 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 9.58 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 4.00 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 7.29 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 3.00 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 4.71 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 5.00 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 29.20 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 9.17 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 7.71 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 13.50 FEET;

THENCE SOUTH 00’05’44’ EAST, A DISTANCE OF 1.50 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 2.96 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 1.50 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 12.67 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 4.04 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 12.29 FEET TO THE POINT OF BEGINNING.

CONTAINING 5,726 SQUARE FEET OR 0.13 ACRES, MORE OR LESS.

EXCEPTING THEREFROM PARCEL C:

A PARCEL OF LAND ENCOMPASSING THE EXTERIOR SKIN OF AN EXISTING BUILDING INCLUSIVE OF PATIOS AND BALCONIES, BEING A PORTION OF LOT 5, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 18 RECORDED AT RECEPTION NO. 2008002693 OF THE RECORDS OF THE CITY AND COUNTY OF BROOMFIELD CLERK AND RECORDER, SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 5;

THENCE SOUTH 60’08’18” WEST, A DISTANCE OF 210.57 FEET TO A POINT ON THE EXTERIOR FACE OF SAID BUILDING AND THE POINT OF BEGINNING; THENCE ALONG THE EXTERIOR FACE OF SAID BUILDING ALL OF THE FOLLOWING COURSES:

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 29.21 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 5.00 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 4.71 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 3.00 FEET;

[ILLEGIBLE]

DATE	REVISION COMMENTS	Century Communities	VENUE AT ARISTA DESCRIPTION	HARRIS KOCHER SMITH [ILLEGIBLE] 1391 Speer Blvd. Suite 390 Denver, Colorado 80204 [ILLEGIBLE]	[ILLEGIBLE]
11-15-11	EXCEPTION

[ILLEGIBLE] 2 [ILLEGIBLE]

REMAINDER DESCRIPTION

SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2,

TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH P.M.

CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO.

PARCEL E (CONT.):

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 7.29 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 4.00 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 9.58 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 0.35 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 7.33 FEET;

THENCE SOUTH 89’54‘16” WEST, A DISTANCE OF 3.62 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 7.46 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 3.00 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 4.71 FEET,

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 5.00 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 29.21 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 9.17 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 7.71 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 13.50 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 1.50 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 2.95 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 1.50 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 12.67 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 0.99 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 10.08 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 0.41 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 1.08 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 3.46 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 1.13 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 18.04 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 3.83 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 12.33 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 4.62 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 10.58 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 4.62 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 24.92 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 4.63 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 10.58 FEET;

THENCE SOUTH 89’54’16” WEST, A DISTANCE OF 4.63 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 12.33 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 3.83 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 18.04 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 12.29 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 4.04 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 12.67 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 1.50 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 2.96 FEET;

THENCE NORTH 00’05’44” WEST, A DISTANCE OF 1.50 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 13.50 FEET;

THENCE SOUTH 00’05’44” EAST, A DISTANCE OF 7.71 FEET;

THENCE NORTH 89’54’16” EAST, A DISTANCE OF 9.17 FEET TO THE POINT OF BEGINNING.

CONTAINING 5,726 SQUARE FEET OR 0.13 ACRES, MORE OR LESS.

EXCEPTING THEREFROM PARCEL D:

A PARCEL OF LAND ENCOMPASSING THE EXTERIOR SKIN OF AN EXISTING BUILDING INCLUSIVE OF PATIOS AND BALCONIES, BEING A PORTION OF LOTS 1 AND 2, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 17 RECORDED AT RECEPTION NO. 2008002592 AND A PORTION OF LOTS I THROUGH 5, INCLUSIVE, BROOMFIELD URBAN TRANSIT VILLAGE – FILING NO. 18 RECORDED AT RECEPTION NO. 2008002693 OF THE RECORDS OF THE CITY AND COUNTY OF BROOMFIELD CLERK AND RECORDER, SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2, TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH PRINCIPAL MERIDIAN, CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID LOT 5;

THENCE SOUTH 77’05’01” WEST, A DISTANCE OF 190.48 FEET TO A POINT ON THE EXTERIOR FACE OF SAID BUILDING AND THE POINT OF BEGINNING;

[ILLEGIBLE]

DATE	REVISION COMMENTS	Century Communities	VENUE AT ARISTA DESCRIPTION	HARRIS KOCHER SMITH [ILLEGIBLE] 1391 Speer Blvd. Suite 390 Denver, Colorado 80204 [ILLEGIBLE]	[ILLEGIBLE]
11-15-11	EXCEPTION

[ILLEGIBLE] 3 [ILLEGIBLE]

REMAINDER DESCRIPTION

SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2,

TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH P.M.

CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO.

PARCEL E (CONT.):

THENCE ALONG THE EXTERIOR FACE OF SAID BUILDING ALL OF THE FOLLOWING COURSES:

THENCE NORTH 89’43’27” WEST, A DISTANCE OF 67.34 FEET;

THENCE SOUTH 45’16’33” WEST, A DISTANCE OF 29.50 FEET;

THENCE SOUTH 00’16’33” WEST, A DISTANCE OF 67.34 FEET;

THENCE NORTH 89’43’27” WEST, A DISTANCE OF 3.08 FEET;

THENCE SOUTH 00’16’33” WEST, A DISTANCE OF 4.29 FEET;

THENCE NORTH 89’43’27” WEST, A DISTANCE OF 4.58 FEET;

THENCE NORTH 00’16’33” EAST, A DISTANCE OF 4.29 FEET;

THENCE NORTH 89’43’27” WEST, A DISTANCE OF 27.42 FEET;

THENCE NORTH 00’16’33” EAST, A DISTANCE OF 11.30 FEET;

THENCE NORTH 89’43’27” WEST. A DISTANCE OF 0.50 FEET;

THENCE NORTH 00’16’33” EAST, A DISTANCE OF 80.39 FEET;

THENCE SOUTH 89’43’27” EAST, A DISTANCE OF 3.72 FEET;

THENCE NORTH 45’16’33” EAST, A DISTANCE OF 40.12 FEET;

THENCE NORTH 00’16’33” EAST, A DISTANCE OF 3.72 FEET;

THENCE SOUTH 89’43’27” EAST, A DISTANCE OF 80.39 FEES;

THENCE SOUTH 00’16’33” WEST, A DISTANCE OF 0.50 FEET;

THENCE SOUTH 89’43’27” EAST, A DISTANCE OF 11.30 FEET,

THENCE SOUTH 00’16’33” WEST, A DISTANCE OF 35.08 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED PARCEL LYING WITHIN LOTS 3 AND 4, BROOMFIELD URBAN TRANSIT VILLAGE - FILING NO. 17 RECORDED AT RECEPTION NO. 2008002692.

SAID PARCEL E CONTAINING 222,701 SQUARE FEET OR 5.11 ACRES, MORE OR LESS.

DATE	REVISION COMMENTS	Century Communities	VENUE AT ARISTA DESCRIPTION	HARRIS KOCHER SMITH [ILLEGIBLE] 1391 Speer Blvd. Suite 390 Denver, Colorado 80204 [ILLEGIBLE]	[ILLEGIBLE]
11-15-11	EXCEPTION

[ILLEGIBLE] 4 [ILLEGIBLE]

EXHIBIT

N
BROOMFIELD URBAN TRANSIT VILLAGE-FILING NO. 17 REC. NO. 2008002692
PARKLAND STREET
70' R.O.W. (PUBLIC)
POINT OF COMMENCEMENT
EXCEPTION
BROOMFIELD URBAN TRANSIT VILLAGE-FILING NO. 18 REC. NO. 2008002693
LOT 1
LOT 2
LOT 3
LOT 4
POINT OF BEGINNING PARCEL D
PARCEL D
#11339-#11349
3 STORY FRAME
PARCEL A
#11200-#11214
3 STORY FRAME
POINT OF BEGINNING PARCEL A
PARCEL C
#11306-#11316
3 STORY FRAME
POINT OF BEGINNING PARCEL C
PARCEL B
#11203-#11213
3 STORY FRAME
POINT OF BEGINNING PARCEL B
UPTOWN AVENUE
104' R.O.W. (PUBLIC)
COLONY ROW
65' R.O.W. (PUBLIC)
PARCEL E
LOT 5
BROOMFIELD URBAN TRANSIT
VILLAGE-FILING NO. 18
REC. NO. 2008002693
50
0
50
100

SCALE: 1"=50'

NOTE:
THIS EXHIBIT DOES NOT REPRESENT A MONUMENTED LAND SURVEY. IT IS INTENDED TO DEPICT ONLY THE ATTACHED LEGAL DESCRIPTION.

DATE	REVISION COMMENTS				
11-15-11	EXCEPTION	Century Communities	VENUE AT ARISTA EXHIBIT	HARRIS KOCHER SMITH Speer Blvd., Suite 300 Denver, Colorado 80204 Phone (303) 623 6300 Fax (303) 623-6311	5

EXHIBIT

SITUATED IN THE SOUTHWEST QUARTER OF SECTION 2,

TOWNSHIP 2 SOUTH, RANGE 69 WEST OF THE 6TH P.M.

CITY AND COUNTY OF BROOMFIELD, STATE OF COLORADO.

DATE	REVISION COMMENTS	Century Communities	VENUE AT ARISTA EXHIBIT	HARRIS KOCHER SMITH [ILLEGIBLE] 1391 Speer Blvd. Suite 390 Denver, Colorado 80204 [ILLEGIBLE]	[ILLEGIBLE]
11-15-1	EXCEPTION

[ILLEGIBLE] 6 [ILLEGIBLE]